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                                                           EXHIBIT 10.14

                                AMENDMENT TO
                           ODS 401(k) SAVINGS PLAN

WHEREAS, ODS Networks, Inc. (the "Employer") heretofore adopted the ODS 401(k) Savings Plan (the "Plan"); and

WHEREAS, the Employer reserved the right to amend the Plan; and

WHEREAS, the Employer desires to amend the Plan;

NOW, THEREFORE, the Plan is hereby amended, effective as of May 29, 1998, as follows:

1. Section 2.1 of the Plan shall be amended by adding the following paragraph to the conclusion of such Section:

     Any Employee who was employed by Essential Communications Corporation ("Essential Communications") as of the date of its acquisition by the Employer, shall be credited with any prior service with Essential Communications in determining such Employee's Year(s) of Service.

2. Section 3.1 of the Plan shall be amended by adding the following paragraph to the conclusion of such Section:

     Notwithstanding the foregoing provisions of this Section 3.1, any Employee who was employed by Essential Communications Corporation ("Essential Communications") as of the date of its acquisition by the Employer, shall be credited with any prior service with Essential Communications in determining such Employee's Month(s) of Service. In this regard, any such Employee who was credited with at least three (3) Months of Service pursuant to the preceding sentence, shall become a Participant under the Plan as of May 29, 1998, or as soon as administratively practical thereafter, subject to the terms hereof.

3. Except as hereinabove amended, the provisions of the Plan shall continue in full force and effect.

IN WITNESS WHEREOF, the Employer, by its duly authorized officer, has caused this Amendment to be executed on the 21st day of April, 1998.


                                       ODS NETWORKS, INC.


                                       By /s/ Timothy W. Kinnear
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